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                                  EXHIBIT 10.2

                    Consulting Agreement between the Company
                  and Terry D. Saville dated January 22, 1996
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[TDS CONSULTING SERVICES LETTERHEAD]
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AGREEMENT FOR CONSULTING SERVICES IN SAFETY, HEALTH AND ENVIRONMENTAL AFFAIRS


                             BACKGROUND INFORMATION

This document, when fully executed, shall serve as an agreement (Agreement) between Sionix Corporation, hereinafter called "Sionix" and Terry D. Saville, d.b.a. TDS Consulting Services (an individual serving in a consultant capacity, and hereinafter called "TDS"), effective January 22, 1996, to provide consulting and support services to Sionix Corporation in Safety, Health & Environmental Regulatory Management, and to develop and produce programs for compliance with Federal, State and Local Safety, Health and Environmental Regulations as required.

Sionix is a public reporting corporation duly incorporated and existing under the laws of the State of Utah. Sionix is engaged in the business of design, development, marketing and sales of water filtration and monitoring systems.

TDS represents itself as being capable and qualified to provide Safety, Health and Loss Prevention consulting services in a manner adhering to the "Code of Professional Conduct" for Safety Practitioners promulgated by the American Society of Safety Engineers.

                                   AGREEMENT

These services shall be provided subject to the following terms and conditions:

        1. TDS will provide leadership in development of Safety, Health, Loss Prevention & Environmental Compliance programs, policies, procedures and guidelines, along with evaluating workplace safety exposures.

        2. TDS will consult with the Sionix personnel and develop and promulgate a four (4) page Injury and Illness Prevention Program (I&IPP), guidelines for compliance with AB 2249, The California Corporate Criminal Liability Act of 1989, and a notice to all employees stating company policy relative to safety, health and environmental affairs for Sionix.

        3. TDS will consult with Sionix personnel and develop and produce programs for Sionix customers in the water and waste water industry, comprehensive Safety, Health And Environmental Affairs (SHEA) Programs. A list of these programs is attached in Appendix A.

        4. In performing services under this Agreement, TDS shall coordinate all contact with Sionix through its Agreement Administrator. For purposes of this Agreement, Sionix designates Mr. Jack Moorehead as the Agreement Administrator. Sionix reserves the right to change this designation upon written notice to TDS.

        5. Sionix shall make available to TDS such materials as may be required by TDS to perform services under this Agreement. Such materials shall remain the property of Sionix while in TDS's possession. Upon termination of this Agreement and payment of outstanding invoices to TDS, or completion of work under this Agreement, TDS shall turn over to Sionix any calculations, notes, reports, electronic files, or other materials prepared by TDS in the course of performance of this Agreement. Sionix may utilize any material prepared or work performed by TDS pursuant to this Agreement in any manner which Sionix deems proper for which TDS shall not receive additional compensation. TDS shall have no responsibility or liability for any revisions, changes, or corrections made by Sionix, or any use or reuse pursuant to this paragraph unless TDS accepts such responsibility in writing.

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TDS CONSULTING SERVICES
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        6. The fees and expenses for these consulting services shall be paid in accordance with TDS's "Current Schedule Of Fees, 1996" attached hereto as Exhibit A and incorporated by reference. Reimbursement of mileage for the use of TDS's automobile shall be paid at the rate of 30 cents per mile.

        7. The maximum amount payable under the terms of this Agreement, including all expenses, shall not exceed $83,200. TDS shall notify the Agreement Administrator in writing when fees and expenses incurred under this Agreement have reached $66,000, and shall concurrently inform the Agreement Administrator of TDS's estimate of total expenditures required to complete its current assignments before proceeding further with any work.

        8. TDS shall submit a bi-monthly billing statement to the Agreement Administrator. Such statement shall indicate Consultant's name, Agreement Number, and a detailed description of services rendered for the billing period. Expense reports shall include receipts or other documentation for specific items of expense which exceed $25. Subject to the approval of the Agreement Administrator, Sionix shall make payments to TDS within 30 days after receipt of billing statements and expense reports.

        9. This Agreement may be terminated by either party hereto 30 days after notice in writing to the other party of such termination. Sionix's only obligation in the event of the termination shall be payment of fees and expenses incurred up to and including the effective date of termination.

        10. While performing service hereunder, TDS is an independent contractor and not an officer, agent, or employee of Sionix.

        11. Neither party shall assign this Agreement or any part hereof without the written consent of the other party.

        12. The services to be performed by TDS shall specifically exclude any services which, now or in the future, are deemed to be the practice of law.

        13. Sensitive issues will be discussed with Sionix and addressed as Company Private, Attorney Client Privileged.

        14. Sionix shall defend, indemnify and hold harmless TDS from and against all claims, suits or causes of action for injury to any person or damage to any property arising out of any intentional or negligent acts or errors or omissions arising out of its performance of work under this Agreement.

        15. It is understood that no alteration or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto and that no oral understanding or agreements not incorporated herein shall be binding on any of the parties hereto.

        16. TDS shall not make public information releases nor otherwise publish any information obtained or produced by it as a result of or in connection with the performance of services under this Agreement without advance written permission of the Agreement Administrator.

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TDS CONSULTING SERVICES
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        17. This Agreement shall be deemed a contract under the laws of the
State of California, and for all purposes shall be interpreted in accordance with such laws. Both parties hereby agree and consent to the exclusive jurisdiction of the courts of the State of California, and that the venue of any action brought hereunder shall be in San Diego County, California.

        18. In Witness whereof, the parties have caused this Agreement to be duly executed on their behalf, by their respective officers, thereunto duly authorized in multiple originals, all as of the day and year first above written.

                                         Sionix Corporation
                                         A Utah Corporation


                                         /s/ Jack Moorehead
                                         ----------------------
                                         By:  Jack Moorehead
                                         Its: President



                                         TDS Consulting Service


                                         /s/ Terry D. Saville
                                         ----------------------
                                         By:  Terry D. Saville
                                         Its: Owner

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[TDS CONSULTING SERVICES LETTERHEAD]
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APPENDIX A

Scope Of Work

TDS will provide technical and administrative services to develop and publish the following documents and programs under this Agreement with Sionix Corporation dated January 16, 1996.

TDS Consulting Services assists Sionix in developing Safety, Health, Loss Prevention and Environmental Compliance programs, policies, procedures and guidelines along with evaluating workplace safety or health exposures. Surveys and related services may not reveal every hazard, exposure and/or violation of safety practices. Employee protection is ultimately the responsibility of the client/employer


SECTION 1.  THE SHEA MANUAL

        Introduction

        Injury and Illness Prevention Program (I&IPP)
        - Company/District Policy Statement on Safety, Health and Environmental Affairs

        The California Corporate Criminal Liability Act of 1989
        -       Compliance Guidelines

        Program for Responding to a Safety, Health or Environmental Inspection by a Regulatory Agency

        Safety Advisory Committee Operations
        -       Safety Advisory Committee Operating Guidelines

        Reporting and Investigation Occupational Accidents, Injuries and Illness
        -       Guidelines
        -       Employees Information and Statement
        -       Supervisors Investigation Report

        Alcohol, Drugs, and Chemical Substance Abuse

        Bloodborne Pathogens

        Emergency Action and Fire Prevention Plan
        -       Earthquake Guidelines
        -       Business Emergency/Contingency Plan

        Hazard Communication Program
        -       Guidelines
        -       Hazardous Material (Chemical) Approval Form
        -       Chemical Data Survey Form

        Hazardous Energy Control Program
        -       Lockout/Tagout Guidelines

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[TDS CONSULTING SERVICES LETTERHEAD]
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        Confined Space Entry, Safety Requirements
        -       Instructions for using Confined Space Entry Permit
        -       Confined Space Entry Permit Form
        -       Guidelines, Confined Space Entry -- Safe Work Practices

        Personal Safety Devices and Personal Protective Equipment

        Sight Conservation Program
        -       Sight Conservation Program Guidelines

        Hearing Conservation Program
        -       Hearing Conservation Program Guidelines

        Cranes and Hoisting Apparatus Safety
        -       Crane Operating Rules
        -       Sling and Lifting Fixture Inspection Program

        Motor Vehicle Operations And Safety

        Driver Selection and Hiring

        Substance Abuse Testing For Drivers and Driver Applicants

        Safe Operating Practice for Industrial Vehicles (Forklifts, etc.)

        Preventive Maintenance Requirements for Industrial Vehicle

        Ergonomics Program
        -       Ergonomic Guidelines #1 -- Prevention of Hand/Wrist/Arm
                Disorders
        -       Ergonomic Guidelines #2 -- Video Display Terminal Guidelines

        Process Operation & Construction Project Review for SHEA Compliance
        Issues

        Electrical Safety Program

        Bloodborne Pathogens

        Ladders and Ladder Stands

        Portable Ladder Inspection Program

        Safe Use And Application Of Pesticides

SECTION 2.   GUIDEBOOKS

        Employee Safety Guidebook

        Outside Contractors Safety Guide

SECTION 3.  OTHER SERVICES AVAILABLE

TDS is available to provide safety, health and environmental training as requested by Sionix.

TDS is available to provide Safety-Loss Prevention Program surveys and Facility Inspections of Sionix clients.

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Rev 4/3/96                                                               Page 2
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TDS CONSULTING SERVICES
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EXHIBIT A

TDS CONSULTING SERVICES FEE SCHEDULE

Professional Services:

        Labor Costs                      Fee
        -----------                      ---
        Office:                          $40.00 / hour -- no minimum
        Field Assignments:               $55.00 / hour -- 4 hour minimum
        Clerical Support:                $15.00 / hour -- no minimum

        The above rates are for straight time, including travel.

        Direct Expenses                  Fee
        ---------------                  ---
        Transportation:                  $0.30 / mile
        Vanpool                          at cost
        Meals                            at cost
        Lodging                          at cost
        Materials                        at cost plus 10%
        Telephone                        At cost


        The foregoing rates are effective through December 31, 1996

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Rev. 4/4/96
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